IMPRIMIS PHARMACEUTICALS
NASDAQ: IMMY

MARK L. BAUM, CEO

CRAIG-HALLUM CAPITAL GROUP 6TH ANNUAL ALPHA SELECT CONFERENCE

SEPTEMBER 2015

imprimis PHARMACEUTICALS

SAFE HARBOR

This presentation contains express "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company's expectations and projections. Some of these risks and uncertainties include, but are not limited to: the Company's ability to make commercially available its formulations and technologies in a timely manner or at all; market acceptance of the Company's formulations and challenges related to the marketing of the Company's formulations; its ability to obtain intellectual property protection for its assets; its ability to accurately estimate its expenses and cash burn, and raise additional funds when necessary; its ability to generate profits from sales of its formulations; risks related to research and development activities; the projected size of the potential market for its technologies and formulations; unexpected data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Imprimis expressly disclaims any intent or obligation to update these forward-looking statements except as required by law.

STATE OF DRUG DEVELOPMENT

The cost of developing a prescription drug that gains market approval is $2.6 billion.

- Tufts Center for the Study of Drug Development, November 2014

IMPRIMIS BUSINESS MODEL

Lower Costs

Decreased Risk

Shorter Time to Market

TRADITIONAL MARKETS

GENERIC

- Mylan
- aspen
- Watson
- Dr. Reddy's
- RANBAXY
- SANDOZ
- amneal
- Qualitest
- TEVA
- STADA

COMPOUNDING

- Women's International Pharmacy
- Avella Specialty Pharmacy
- PharMEDium
- Pharmacy Solutions
- University Compounding Pharmacy
- RestoreHealth

BRANDED

- Lilly
- Genentech
- BAUSCH + LOMB
- Johnson & Johnson
- REGENERON
- NOVARTIS
- GILEAD
- MERCK
- Abbott
- Pfizer

IMPRIMIS MARKET POSITIONING

GENERIC	IP-FOCUSED COMPOUNDING	BRANDED
Mylan	imprimis PHARMACEUTICALS	Lilly
aspen		Genentech
Watson		BAUSCH+LOMB
Dr. Reddy's		Johnson & Johnson
RANBAXY		REGENERON
SANDOZ		NOVARTIS
amneal PHARMACEUTICALS		GILEAD
Qualitest		MERCK
TEVA PHARMACEUTICALS		Abbott
STADA Arzneimittel		Pfizer

TABLE OF CONTENTS

OPHTHALMOLOGY BUSINESS

- DROPLESS THERAPY™ INJECTABLES
- LESSDROPS™ TOPICALS

OCULAR SURGERY MARKET


Tri-Moxi-Vanc
Injection
Tri-Moxi
For Intravitreal
SHAKE WELL
Do Not Use


Ophthalmic
imprimis

Cataract Surgery

- >24M Americans age 40+ have cataracts
- 3.6M cataract surgeries in 2013 (US)
- 4.3M surgeries expected in 2017

LASIK and Refractive Surgery

- 43M candidates for refractive surgery (US)
- >35M LASIK performed since 1999 (Global)
- >700,000 LASIK procedures annually (US)

imprimis PHARMACEUTICALS

CATARACT SURGERY MARKET



- Standard of care is eye drop therapy
  - NSAID
  - Antibiotic
  - Steroid
- $1B+ spent on eye drops in the US
- Eye drops = The Three C's:
  - High Cost
  - Poor Compliance
  - Call Backs to the MD's office
- Dissatisfaction with eye drops

DROPLESS THERAPY™

GO DROPLESS



Triamcinolone Aceto
Moxifloxacin HCl
(15/1)mg/mL Sterile
(15/1)mg/mL Sterile
Tri-Moxi-Vanc 15mg
Injection
Tri-Moxi 15mg
1mL Preservative Free
For Intravitreal Injection
Do Not Use

- Enabled by SSP Technology™
- Antibiotic and anti-inflammatory prophylaxis
- Significant cost savings
- Eliminates compliance issues
- Decreases staff time
- Patients and MDs prefer Dropless
- Canadian out-license – Aug. 2015

HEALTHCARE SAVINGS POTENTIAL

Dropless Therapy = >$1 Billion Savings


COST PER THERAPY
TOTAL COST
$482
$100
$1.35B
$280M
Drop Therapy*
Dropless Therapy

2.8M of estimated 3.6M US cataract procedures are Medicare recipients.

*Based on survey of Walmart.com in Nov. 2014 for Vigamox ($128.79), Durezol ($194.84) and Ilevro ($159.28). Total: $482.91.

DROPLESS MARKET GROWTH

GO DROPLESS



Dropless Weekly Unit Sales
3000
2500
2000
1500
1000
500
0
992
2540
Market Share Est. 3.3%
Oct wk 1
Oct wk 2
Oct wk 3
Oct wk 4
Oct wk 5
Nov wk 1
Nov wk 2
Nov wk 3
Nov wk 4 (Hol)
Dec wk 1
Dec wk 2
Dec wk 3
Dec wk 4 (Hol)
Dec wk 5 (Hol)
Jan wk 1
Jan wk 2
Jan wk 3
Jan wk 4
Feb wk 1
Feb wk 2
Feb wk 3
Feb wk 4
Mar wk 1
Mar wk 2
Mar wk 3
Mar wk 4
Apr wk 1
Apr wk 2
Apr wk 3
Apr wk 4
May wk 1
May wk 2
May wk 3
May wk 4
May wk 5
June wk 1
June wk 2
June wk 3
June wk 4

imprimis PHARMACEUTICALS

DROPLESS MARKET FACTORS



Moxifloxacin HCl
(15/1)mg/mL Sterile
(15/1)mg/mL Sterile
Tri-Moxi-Vanc 15mg
Injection
Tri-Moxi 15mg
1mL Preservative Free
For Intravitreal Injection
Do Not Use

- April 2015 Grail Research* (n=257)
  - 57% MD awareness of Dropless
  - 52% cite payor issue (MD or CMS)
  - 91% adoption if made in FDA facility
- Focused on near-term solutions
  - Working on CMS strategy
  - Registering NJ facility with FDA
  - Implementing cGMP standards

* Third party survey and research report conducted by Grail Research, a division of Integreon, April 2015

LESSDROPS™ PLATFORM


CVS/pharmacy
$420.95


Pred-Moxi-Ket
imprimis
$60.00

- Enabled by SSP Technology™
- Combination drop platform
  - Antibiotic + Steroid
  - NSAID + Steroid
  - Triple Drop™
- 50% fewer drops
- Lower cost ($420 vs. $60)
- Better compliance
- Canadian License – Aug. 2015
- Guidance for Q2/Q3 – triple growth

UROLOGY BUSINESS

- INTERSTITIAL CYSTITIS (IC)

INTERSTITIAL CYSTITIS (IC)

DEFEAT IC


28510
Heparin Sodium
2,500 Units/ml
Lidocaine HCl
13.25 mg/ml
Rx only

- Highly underdiagnosed
- Up to 10M men and women (US)
- 85% are women
- Severe bladder pain/pressure (flares)
- Urinary frequency - up to 60 times
- High suicide rate
- Elmiron® FDA-approved oral
  - 3-6 months to starting working
  - Compliance issues
  - Reported side effects

HEP-LIDO-A (HLA™)

DEFEAT IC




28510
Heparin Sodium
Lidocaine HCl
13.25 mg/ml
Rx only

- Patented through 2026
- Heparin + alkalinized lidocaine
- Developed by inventor of Elmiron®
- Reimbursed by insurance
  - \$60-\$90 per dose
  - \$150-\$180 for procedure
- Data supports relief of symptoms
- Recommended option by the AUA
- Mean HLA patient value ~\$1,600/mo.

COMPOUNDING INFRASTRUCTURE

- IMPRIMIS*RX*™ FACILITIES
- LAND AND EXPAND STRATEGY

IMPRIMIS RX™ FACILITIES


Licensed in 46 States
Randolph, NJ
Irvine, CA
Allen, TX


ROXBURY, NJ

- Three compounding centers
  - Irvine, CA (PCAB-accredited)
  - Randolph, NJ (PCAB-accredited)
  - Allen, TX
- Licensed nationwide
- New FDA outsourcing facility
  - cGMP production standards
  - 8,600 sq. feet, Roxbury, NJ
  - No individual Rx required
  - Interstate shipping
  - Focus on flagship formulations

LAND AND EXPAND STRATEGY




No522030
DOE,JANE
TAKE ONE CAPSULE
TWICE DAILY AS

- Investing in relationship-building
- “Land” by solving pain points
- “Expand” with generic “add-ons”
- Strong margins on proprietary and non-proprietary offerings
- Providing A+ customer service
- Expand OUS through licenses

FINANCIAL HIGHLIGHTS

FINANCIAL PERFORMANCE



Revenue (in thousands of dollars)
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
$439
$554
$1,563
$1,967
Q3 - 2014A
Q4 - 2014A
Q1 - 2015A
Q2 - 2015A

2015 revenue guidance: $12.0M - $13.5M

	Q3 - 2014A	Q4 - 2014A	Q1 - 2015A	Q2 - 2015A
% Growth	-	26%	182%	26%
% Margin	46%	39%	36%	47%
Dropless	$149	$299	$321	$516
LessDrops	-	-	-	$96
HLA	-	-	$7	$215

imprimis PHARMACEUTICALS

CONCLUSION

- Capital efficient business model
- Diversified intellectual property portfolio
- Regulatory environment leading to consolidation
- Rapidly growing ophthalmology franchise
- Urology business accelerating growth
- Land and expand strategy is working
- Infrastructure in place to sustain growth
- Smart money investing in compounding

COMPANY PROFILE

- Trading Symbol: NASDAQ: IMMY
- Current Price per Share (9-11-15): $7.43
- Market Cap: $71 million
- Shares Outstanding: 9.6 million
- 52-Wk Range: $6.72 – $9.24
- Number of Employees: 94
- Headquarters: San Diego, CA
- 503A Pharmacies: Randolph, NJ; Irvine, CA; and Allen, TX
- 503B Outsourcing Facility: Roxbury, NJ (under construction – Apr ‘16)
- YTD 2015 Revenues: $3.5 million

CONTACT US

Imprimis Pharmaceuticals

(NASDAQ: IMMY)

12264 El Camino Real, #350
San Diego, CA 92130
858-704-4040
www.imprimispharma.com

THE EYE DROP JOURNEY



PATIENT PROFILE

- 80 years old
- Arthritis
- Scoliosis
- Lives alone
- Social Security

→



SCHEDULING

- Rxs for multiple eye drops

→



SURGERY DAY

- Pharmacy switched Rxs
- Cannot afford QD and BID drops (on Rx)
- Patient brings QID generic drops



POST-OP

- Difficulty administering
- Confusion on regimen
- Runs out; no refills

→



SUMMARY

- Higher cost to the patient
- Compliance concerns
- Calls to office staff
- Risk of endophthalmitis, inflammation and CME

→



imprimis PHARMACEUTICALS

THE DROPLESS JOURNEY



PATIENT PROFILE

- 80 years old
- Arthritis
- Scoliosis
- Lives alone
- Social Security

→



SCHEDULING

- **No eye drop Rxs**
- **Informed about Dropless Therapy**

→



SURGERY DAY

- **Dropless Therapy injected intravitreally**

↓



POST-OP

- **Eye looks quiet**
- **No infection**
- **No inflammation**

→



SUMMARY

- **Patient saves money**
- **Patient happy**
- **No compliance concerns**

→



OTHER IC OFFERINGS

DEFEAT IC


ELMIRON
(pentosan polysulfate sodium)
CAPSULES


No 522030
DOE,JANE

- Elmiron® to complement HLA
- Physicians prescribe with HLA
  - Elmiron for long-term care
  - HLA for acute treatment option
- PPS-DR™
  - Pentosan polysulfate sodium
  - Same active as in Elmiron
  - Delayed release capsules
  - BID dosing
  - Less than 50% of Elmiron cost

DEVELOPMENT PIPELINE


OPHTHALMOLOGY
Evaluation
Validation/ Investigator Studies
Commercial
Dropless Injectables™
LessDrops Topicals™
Needleless Sedation™
UROLOGY
HLA™
Pentoxifylline (Peyronie's)
Lyophilized Quad-Mix (ED)

IMPRIMIS*RX* COMPOUNDING



Randolph, NJ
Licensed in 46 States
Irvine, CA
Allen, TX